BELLA BAMBINA LIMITED (Registration No. 239365)

29, Jalan TK 1/11a, Taman Kinrara, 47180 Puchong, Selangor, Malaysia

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Notice of Assignment

BELLA BAMBINA LIMITED
29, Jalan TK 1/11a
Taman Kinrara
47180 Puchong
Selangor, Malaysia

Date: 3 May 2024

STARBOX GROUP HOLDINGS LTD.
VO2-03-07, Velocity Office 2
Lingkaran SV, Sunway Velocity
55100 Kuala Lumpur
Malaysia

IRACE TECHNOLOGY LIMITED
VO2-03-07, Velocity Office 2
Lingkaran SV, Sunway Velocity
55100 Kuala Lumpur
Malaysia

Dear Sirs,

RE: SOFTWARE PURCHASE AGREEMENT DATED 3 MAY 2024

We refer to the following documents:

(i) Software purchase agreement dated 3 May 2024 ("**Agreement**") entered into between Bella Bambina Limited (Registration No. 239365) ("**Assignor**"), Irace Technology Limited (Registration No. 2131768) and Starbox Group Holdings Ltd. (Registration No. 381005); and

(ii) Deed of Assignment dated 3 May 2024 ("**Deed**") entered into between Assignor and the persons named in **Schedule 1 of the Deed** (the "**Assignees**").

The aforementioned documents are appended hereto for your reference. Unless otherwise defined herein, capitalised terms used in this notice shall have the same meanings given to them in the Agreement and the Deed.

We write to notify that, pursuant to the Deed, we have assigned, transferred and conveyed our right and entitlement to receive the Consideration Shares in favour of the Assignees.

Accordingly, we hereby authorise and instruct you to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees' names in Schedule 1 of the Deed. Upon your issuance of the Consideration Shares to the Assignees, we agree and acknowledge that your payment obligation in respect of the Purchase Consideration under the Agreement shall be fully satisfied and discharged.

Yours faithfully,
For and on behalf of
BELLA BAMBINA LIMITED

/s/ Lim Yow Long

Name: Lim Yow Long
Designation: Director

ACCEPTANCE

We, **STARBOX GROUP HOLDINGS LTD. (Registration No. 381005)**, hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
STARBOX GROUP HOLDINGS LTD.

/s/ Lee Choon Wooi
Name: Lee Choon Wooi
Designation: Chief Executive Officer

Date: 3 May 2024

We, **IRACE TECHNOLOGY LIMITED (Registration No. 2131768)**, hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
IRACE TECHNOLOGY LIMITED

/s/ Choo Keam Hui
Name: Choo Keam Hui
Designation: Director

Date: 3 May 2024